EXHIBIT 99.4

Fourth-Quarter and Full-Year 2002 Financial Results Feb. 5, 2003

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup herbicide; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the effect of weather conditions and commodity markets on the agriculture business; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the company's ability to continue to manage its costs; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, regulatory compliance (including seed quality), environmental contamination and antitrust; the company's ability to fund its short-term financing needs; general economic and business conditions; political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this presentation. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise. Forward-Looking Statements

Items Included in Reported Earnings Fourth-Quarter 2002 $(0.08) per share for restructuring Fourth-Quarter 2001 $(0.34) per share for restructuring $(0.15) per share for litigation matters $(0.08) per share for goodwill amortization Full-Year 2002 $(0.38) per share for Argentine bad-debt reserve taken in second quarter $(0.31) per share for restructuring $(6.94) per share for goodwill impairment $0.08 per share for asset sale in Japan Full-Year 2001 $(0.52) per share for restructuring $(0.15) per share for litigation matters $(0.40) per share for goodwill amortization

Financial Summary Fourth Quarter 2002 Fourth Quarter 2001 % Change Full-Year 2002 Full-Year 2001 % Change Net Sales $1,220M $1,209M 1% $4,673M $5,462M (14)% Net Income (Loss) $61M $(104M) NM $(1,693M) $295M NM Diluted EPS $0.23 $(0.40) NM $(6.45) $1.12 NM NM = Not Meaningful

Latin American Operational Changes Complete; Conservative Outlook for 2003 Roundup and corn seed distributor inventories significantly reduced Lower volumes of Roundup and corn seed in contracted markets Year-end receivables in Argentina and Brazil of $528 million, lower than 2001 receivables and lower than 2002 estimate Flat to modest growth in use of branded Roundup and corn seed by farmers Tighter operational and credit controls to remain in place Distributor inventories to remain at lower levels Potential for economic and political volatility remains 2002 Results 2003 Outlook

Roundup Volumes: 2002 Results and 2003 Forecast Roundup Brand - U.S. Roundup Brand - ROW Millions of gallons * POG (Use) reflects Monsanto estimates 2002 Forecast 2002 Results 2003 Forecast Market Full-Year POG (Use)* 49 49 56 MON Full-Year Sales Volumes 37-39 38 40 2002 Forecast 2002 Results 2003 Forecast Market Full-Year POG (Use)* 150 149 158 MON Full-Year Sales Volumes 57 55 65

U.S. Seeds and Traits Performed Well in 2002 Soybeans Corn Cotton 2000 45 17.3 9.7 2001 54.8 18.9 11.2 2002 60 26 10.4 Corn Soybeans 2000 10.6 20.2 2001 10.4 21.9 2002 12.1 21.9 U.S. Branded Seed Share U.S. Biotech Acreage Percent; Monsanto estimates Acres in millions; Monsanto estimates

2001 2002 2003F* Seeds and Traits 900 850 1050 All Other Products 600 500 550 Roundup 1200 850 750 Total 2700 2200 2350 Gross profit ($ millions) Seeds and Traits Drive Future Gross Profit * Estimate consistent with 2003 earnings guidance

2002 Free Cash Flow Exceeded Target '01 Full Year '02 Full Year Net income and noncash items 1063 763 Working capital and other balance sheet changes -447 345 Capital spending and investments -433 -469 Free cash 183 639 $ Millions * Sum of cash flows from operations and investing activities Please see slide 10 for reconciliation to Statement of Consolidated Cash Flows

Summary of Statement of Consolidated Cash Flows $ Millions Year Ended Year Ended Dec. 31, 2002 Dec. 31, 2001 Net Cash Provided by Operations $1,108 $616 Net Cash Flows Required by Investing Activities (469) (433) Free Cash Flow 639 183 Cash Flow Required by Financing Activities (518) (7) Cash and Cash Equivalents at End of Year $ 428 $307

Receivables Have Been Reduced U.S. Argentina Brazil ROW Total Receivables Full-Year 2001 841 573 437 456 2307 Receivables Full-Year 2002 836 332 196 388 1752 Net trade receivables down $555M on absolute basis for 2002; reductions in all world areas Year-end receivables at 37% of sales; down from 42% at year-end 2001 Brazil and Argentina 2002 year-end receivables at $528M vs. $1,010M year-end 2001 $ Millions

$1.20 - $1.40* 36% - 38% range $300M 2003 Targets Key Metrics for 2003: Emphasis on Delivering Both Earnings and Cash $350M - $400M 25% - 27% range Quarterly Targets 85% - 90% of full-year EPS in first half 10% of full-year EPS in first quarter Earnings Per Share Free Cash Flow Receivables as % of Sales Inventories as % of Sales Capital Expenditures * Excludes effect of accounting change for asset retirement obligations and the resulting increase in depreciation expense (See footnote 5 in the 2002 full- year earnings release)